UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-22894
INVESTMENT MANAGERS SERIES TRUST II
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)
Diane J. Drake
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, CA 91740
(Name and address of agent for service)
Registrant's telephone number, including area code:
(626) 385-5777
Date of fiscal year end:
August 31
Date of reporting period:
August 31, 2026
Optima Strategic Credit Fund
Founders Class/OPTCX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about the Optima Strategic Credit Fund (“Fund”) for the period of September 1, 2025 to August 31, 2026. You can find additional information about the Fund at https://www.optima.com/fund-documents/. You can also request this information by contacting us at (877) 341-4585.
Fund Expenses
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Optima Strategic Credit Fund (Founders Class/OPTCX)	$183	1.81%
Management's Discussion of Fund Performance
SUMMARY OF RESULTS
For the 12-month period ended August 31, 2026, the Optima Strategic Credit Fund Class I produced positive performance of 2.09%. The iBoxx USD Liquid High Yield Index Total Return returned 4.69% and the Bloomberg US Universal Total Return Index returned 2.23% over the same period. Importantly, the Fund delivered these returns with materially less risk than either benchmark. Since inception, the Fund's maximum drawdown was 3.50%. That compares with 14.84% for the iBoxx USD Liquid High Yield Index TR and 16.93% for the Bloomberg US Universal Total Return Index, so the Fund's drawdown was less than a quarter of either index's. The Fund's annualized volatility was 2.84%, roughly half that of both the high yield index and the Bloomberg Universal Index (5.55% each).¹ Put differently, the Fund captured roughly three-quarters of the high yield index's annualized return with about half the volatility and under a quarter of the drawdown. It also meaningfully outperformed the broader Bloomberg Universal Index on both an absolute and a risk-adjusted basis. We believe this asymmetric profile, participating in credit market gains while limiting exposure to sustained declines, reflects the core objective of our models and supports our conviction in the strategy over a full market cycle.
In “risk-off” environments, the Fund will generally allocate to money market funds and short-duration 3-month to 1-year U.S. Treasury bills. In “risk-on” environments, the Fund will strategically allocate from short-duration treasuries to higher-yielding credit in an effort to increase yield and take advantage of capital appreciation. During the 12-month period ended  August 31, 2026, the Fund was allocated to a “risk-on” portfolio approximately 55% of trading days and to a “risk-off” portfolio approximately 45% of trading days.
Top Performance Contributors
Exposure to the high yield credit default swap index and the iShares iBoxx $ High Yield Corporate Bond ETF were the top contributors to performance during “risk-on” periods.
During “risk-off” periods, the fund’s investments in U.S. Treasury bills and money market funds were positive contributors.
Top Performance Detractors
The Fund’s allocation to the “risk-off” strategy for portions of the year contributed relative underperformance to its benchmarks.
¹ Maximum drawdown and annualized volatility are calculated from daily net asset values for the Fund and daily index levels for the benchmarks, for the period from the Fund's inception on December 29, 2021, through the fiscal year ended August 31, 2026. Annualized volatility is the standard deviation of daily returns multiplied by the square root of 252.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund, or for the life of the Fund, if shorter. It assumes a $10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	Since Inception[1,2]
Optima Strategic Credit Fund (Founders Class/OPTCX)	2.09%	3.19%
Bloomberg U.S. Universal Bond Index	2.23%	0.36%
iBoxx Liquid High Yield Index	4.69%	4.23%
[1]	Audits performed for the fiscal years indicated by the Fund's previous auditor, Cohen & Company, Ltd.
[2]	Founders Class shares commenced operations on December 29, 2021.
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit https://www.optima.com/fund-documents/ for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$47,504,679
Total number of portfolio holdings	2
Total advisory fees paid (net)	$190,380
Portfolio turnover rate as of the end of the reporting period	254%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Holdings
United States Treasury Bill, 3.699%, 10/15/2026	56.6%
JPMorgan U.S. Government Money Market Fund - Class Premier, 3.320%	35.2%
Asset Allocation
Material Fund Changes
The Fund did not have any material changes that occurred since the beginning of the reporting period.
Changes in and Disagreements with Accountants
On October 15, 2025, the Audit Committee of the Board of Trustees of Investment Managers Series Trust II appointed Tait, Weller & Baker LLP as the Fund’s independent registered public accounting firm. Prior to October 15, 2025, Cohen & Company, Ltd. served as the independent registered public accounting firm to the Fund.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at https://www.optima.com/fund-documents/. You can also request this information by contacting us at (877) 341-4585.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name, or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (877) 341-4585 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
Optima Strategic Credit Fund - Founders Class

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-341-4585.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	Optima Strategic Credit Fund	FYE 8/31/2026	FYE 8/31/2025
(a)	Audit Fees and Tax Fees	$17,500	$22,500
(b)	Audit-Related Fees	N/A	N/A
(c)	All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Optima Strategic Credit Fund	FYE 8/31/2026	FYE 8/31/2025
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)  All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

	Optima Strategic Credit Fund	FYE 8/31/2026	FYE 8/31/2025
(g)	Registrant Non-Audit Related Fees	N/A	N/A
(h)	Registrant’s Investment Advisor	N/A	N/A

(i)     Not applicable.

(j)     Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)    Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)    Not applicable.

Item 6. Investments.

(a)    Schedule of Investments is included as part of the report to shareholders filed under Item 7 of this Form.

(b)    Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Optima Strategic Credit Fund

ANNUAL FINANCIALS AND OTHER INFORMATION

AUGUST 31, 2026

Optima Strategic Credit Fund

A series of Investment Managers Series Trust II

Table of Contents

Please note the Financials and Other Information only contains Items 7-11 required in Form N-CSR. All other required items will be filed with the SEC.

Item 7. Financial Statements and Financial Highlights

This report and the financial statements contained herein are provided for the general information of the shareholders of the Optima Strategic Credit Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective shareholder report and prospectus.

https://www.optima.com

Optima Strategic Credit Fund

SCHEDULE OF INVESTMENTS

As of August 31, 2026

Principal Amount		Value
	U.S. GOVERNMENT — 56.6%
$27,000,000	United States Treasury Bill, 3.699%, 10/15/2026[1,2]	$26,877,919
	TOTAL U.S. GOVERNMENT
	(Cost $26,877,919)	26,877,919

Number of Shares
	SHORT-TERM INVESTMENTS — 35.2%
16,711,348	JPMorgan U.S. Government Money Market Fund - Class Premier, 3.32%[2,3]	16,711,348
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $16,711,348)	16,711,348

	TOTAL INVESTMENTS — 91.8%
	(Cost $43,589,267)	43,589,267
	Other Assets in Excess of Liabilities — 8.2%	3,915,412
	TOTAL NET ASSETS — 100.0%	$47,504,679

[1]	The rate is the effective yield as of August 31, 2026.
[2]	Fair value of this security exceeds 25% of the Fund's net assets.
[3]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

1

Optima Strategic Credit Fund

STATEMENT OF ASSETS AND LIABILITIES

As of August 31, 2026

Assets:
Investments, at value (cost $43,589,267)	$43,589,267
Cash held by broker for swap contracts	4,017,763
Receivables:
Dividends and interest	22,086
Prepaid expenses	159
Total Assets	47,629,275

Liabilities:
Payables:
Advisory fees	12,651
Fund administration and accounting fees	15,473
Transfer agent fees and expenses	13,219
Sub-transfer agent fees and expenses	5,629
Custody fees	5,493
Auditing fees	28,864
Broker fees	20,672
Legal fees	4,094
Shareholder reporting fees	2,979
Chief Compliance Officer fees	1,659
Trustees' deferred compensation (Note 3)	1,382
Trustees' fees and expenses	1,366
Accrued other expenses	11,115
Total Liabilities	124,596
Commitments and contingencies (Note 3)
Net Assets	$47,504,679

Components of Net Assets:
Paid-in capital (par value of $0.001 per share with an unlimited number of shares authorized)	48,549,549
Total distributable earnings (losses)	(1,044,870)
Net Assets	$47,504,679

Maximum Offering Price per Share:
Founders Class Shares:
Net assets applicable to shares outstanding	47,504,679
Number of shares issued and outstanding	4,836,339
Redemption price per share	$9.82
2

Optima Strategic Credit Fund

STATEMENT OF OPERATIONS

For the Year Ended August 31, 2026

Investment Income:
Dividends	$159,691
Interest	1,385,639
Total investment income	1,545,330

Expenses:
Advisory fees	212,301
Fund administration and accounting fees	61,524
Transfer agent fees and expenses	49,429
Custody fees	9,869
Broker fees	239,172
Sub-transfer agent fees and expenses	49,253
Registration fees	43,433
Legal fees	31,514
Auditing fees	28,967
Chief Compliance Officer fees	28,331
Insurance fees	15,033
Shareholder reporting fees	13,438
Miscellaneous	4,945
Trustees' fees and expenses	4,780
Total expenses	791,989
Advisory fees waived	(21,921)
Net expenses	770,068
Net investment income (loss)	775,262

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	118,911
Swap contracts	918,055
Net realized gain (loss)	1,036,966
Net change in unrealized appreciation/depreciation on:
Investments	(212,093)
Swap contracts	(770,476)
Net change in unrealized appreciation/depreciation	(982,569)
Net realized and unrealized gain (loss)	54,397

Net Increase (Decrease) in Net Assets from Operations	$829,659

See accompanying Notes to Financial Statements.

3

Optima Strategic Credit Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended August 31, 2026	For the Year Ended August 31, 2025
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$775,262	$645,394
Net realized gain (loss) on investments and swap contracts	1,036,966	995,298
Net change in unrealized appreciation/depreciation on investments and swap contracts	(982,569)	544,051
Net increase (decrease) in net assets resulting from operations	829,659	2,184,743

Distributions to Shareholders:
Founders Class	(1,526,658)	(1,458,926)
Total Distributions to Shareholders:	(1,526,658)	(1,458,926)

Capital Transactions:
Net proceeds from shares sold:
Founders Class	14,756,318	14,236,306
Reinvestment of distributions:
Founders Class	1,526,657	1,458,926
Cost of shares redeemed:
Founders Class	(4,236,401)	(1,651,761)
Net increase (decrease) in net assets from capital transactions	12,046,574	14,043,471

Total increase (decrease) in net assets	11,349,575	14,769,288

Net Assets:
Beginning of period	36,155,104	21,385,816
End of period	$47,504,679	$36,155,104
Capital Share Transactions:
Shares sold:
Founders Class	1,495,664	1,456,329
Shares reinvested:
Founders Class	154,141	151,331
Shares redeemed:
Founders Class	(428,676)	(167,459)
Net increase (decrease) in capital share transactions	1,221,129	1,440,201

See accompanying Notes to Financial Statements.

4

Optima Strategic Credit Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended August 31,				For the Period Ended August 31,
	2026	2025[1]	2024[1]	2023[1]	2022*,1
Net asset value, beginning of period	$10.00	$9.83	$9.78	$9.89	$10.00
Income from Investment Operations:
Net investment income (loss)[2]	0.18	0.22	0.31	0.19	-
Net realized and unrealized gain (loss)	0.03	0.54	0.25	(0.18)	(0.11)
Total from investment operations	0.21	0.76	0.56	0.01	(0.11)

Less Distributions:
From net investment income	(0.39)	(0.59)	(0.51)	(0.12)	-
Total distributions	(0.39)	(0.59)	(0.51)	(0.12)	-
Net asset value, end of period	$9.82	$10.00	$9.83	$9.78	$9.89

Total return[3]	2.09%	8.10%	5.95%	0.12%	(1.10)%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$47,505	$36,155	$21,386	$47,367	$41,102
Ratio of expenses to average net assets (including brokerage and interest expense):
Before fees waived and expenses absorbed/recovered[5]	1.86%	1.96%	2.20%	1.61%	1.94%[6]
After fees waived and expenses absorbed/recovered[5]	1.81%	1.93%	2.06%	1.61%	1.48%[6]
Ratio of net investment income (loss) to average net assets (including brokerage and interest expense):
Before fees waived and expenses absorbed/recovered	1.77%	2.25%	3.09%	1.94%	(0.16)%[6]
After fees waived and expenses absorbed/recovered	1.82%	2.28%	3.23%	1.94%	0.03%[6]
Portfolio turnover rate	254%	0%	0%	0%	0%[4]

*	Founders Class commenced operations on December 29, 2021.
[1]	Audits performed for the fiscal years indicated by the Fund's previous auditor, Cohen & Company, Ltd.
[2]	Based on average shares outstanding for the period.
[3]	Total returns would have been lower/higher had fees and expenses not been waived or absorbed/recovered by the Investment Advisor. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	If brokerage expense and interest expense had been excluded, the expense ratios would have been lowered by 0.56%, 0.70%, 0.93% and 0.43% for the years ended August 31, 2026, 2025, 2024 and 2023, respectively. For the period ended August 31, 2022 the expense ratios would have been lowered by 0.23%.
[6]	Annualized.

See accompanying Notes to Financial Statements.

5

Optima Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS

August 31, 2026

Note 1 – Organization

Optima Strategic Credit Fund (the “Fund”) is organized as a non-diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The investment objective of the Fund is to seek total return. The Fund is authorized to offer two classes of shares, Founders Class Shares and Investor Class Shares. The Founders Class shares commenced operations on December 29, 2021. The Fund’s Investor Class shares are not currently available for purchase.

The Fund commenced investment operations on February 2, 2026 with Founders Class shares. Prior to that date, the Fund acquired the assets and assumed the liabilities of the Optima Strategic Credit Fund (the “Predecessor Fund”), a series of the RBB Fund, Inc. On January 30, 2026, beneficial owners of the Predecessor Fund approved a proposed Agreement and Plan of Reorganization that provided for the reorganization into the Fund. The Plan of Reorganization was approved by the Trust’s Board at a meeting on July 15-16, 2025 and by the RBB Fund, Inc. Board on September 10-11, 2025. The tax-free reorganization was accomplished on January 30, 2026. As a result of the reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Predecessor Fund.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
Founders Class	3,959,124	$39,760,635

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Advisor to make investment decisions, and the results of the operations, as shown on the Statements of Operations and the Financial Highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the Notes to Financial Statements and there are no resources allocated to the Fund based on performance measurements. The management of the Fund’s Advisor is deemed to be the Chief Operating Decision Maker (“CODM”) with respect to the Fund’s investment decisions.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be

6

Optima Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

August 31, 2026

valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in an open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing.

(b) Futures Contracts

The Fund may enter into futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. Upon entering into futures contracts, the Fund bear risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

A futures contract held by the Fund is valued daily at the official settlement price on the exchange on which it is traded. Variation margin does not represent borrowing or a loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as cash deposited with broker. Securities deposited as initial margin are designated in the Schedule of Investments. During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marked to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. When the contracts are closed or expires, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund basis in the contract.

(c) Credit Default Swap Contracts

The Fund may enter into credit default swaps to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the Fund, as the protection seller, is recorded as a liability on the Fund’s books. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset on the Fund’s books. Periodic payments received or paid by the Fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent

7

Optima Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

August 31, 2026

pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

(d) Counterparty Risks

The Fund may be exposed to counterparty risk on institution or other entity with which the Fund has unsettled or open transactions. Although the Fund expects to enter into transactions only with counterparties believed by the Advisor or Sub-Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. The Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold.

The Master Repurchase Agreement governs transactions between the Fund and the counterparty. The Master Repurchase Agreement maintains provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

(e) Short-Term Investments

The Fund invested a significant amount (35.2% as of August 31, 2026) in JPMorgan U.S. Government Money Market Fund - Class Premier Class (“OGSXX”). OGSXX invests exclusively in high-quality, short-term securities that are issued or guaranteed by the U.S. government or by U.S. government agencies and instrumentalities.

(f) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Expenses incurred by the Trust with respect

8

Optima Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

August 31, 2026

to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(g) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of August 31, 2026 and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h) Distributions to Shareholders

The Fund will make distributions of net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(i) Illiquid Securities.

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Optima Asset Management LLC. Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the

9

Optima Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

August 31, 2026

Advisor at the annual rate of 0.50% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual operating expenses (excluding taxes, interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.25% of the Fund’s average daily net assets. This agreement is in effect until December 31, 2026, and it may be terminated before that date only by the Trust’s Board of Trustees.

Anthony Capital Management, LLC serves as the investment sub-advisor to the Fund. Subject to the supervision of the Board, the Advisor manages the overall investment operations of the Fund, primarily in the form of oversight of the Sub-Advisor pursuant to the terms of the Sub-Advisory Agreement between the Advisor and the Sub-Advisor on behalf of the Fund. The Advisor compensates the Sub-Advisor.

For the year ended August 31, 2026, the Advisor waived a portion of its advisory fees totaling $44,632 and recovered $22,711 in previously waived expenses from the Fund. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. At August 31, 2026, the amount of these potentially recoverable expenses was $61,848. The potential recoverable amount is noted as “Commitments and contingencies” as reported on the Statements of Assets and Liabilities. The Advisor may recapture all or a portion of this amount no later than August 31, of the years stated below:

2027	$10,441
2028	6,775
2029	44,632
Total	$61,848

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agent and custody services for the period from January 31, 2026 through August 31, 2026, were $97,325. The inclusion of such fees are reported on the Statement of Operations.

IMST Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Prior to the close of business on January 30, 2026, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, served as administrator and transfer agent for the Predecessor Fund.  Prior to the close of business on January 30, 2026, U.S Bank, N.A., served as the Predecessor Fund’s custodian. The Predecessor Fund’s allocated fees incurred for fund accounting, fund administration, transfer agent and custody services for the period from September 1, 2025 through January 30, 2026, were $23,497. The inclusion of such fees are reported on the Statement of Operations.

10

Optima Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

August 31, 2026

Prior to the close of business on January 30, 2026, Quasar Distributors, LLC served as the Predecessor Fund’s distributor.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. The Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statements of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statements of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the period from January 31, 2026 through August 31, 2026, were $20,409. The inclusion of such fees are reported on the Statement of Operations.

Prior to the close of business on January 30, 2026, an employee of Vigilant Compliance, LLC served as CCO of the Predecessor Fund. The Predecessor Fund’s allocated fees incurred for CCO services for the period from September 1, 2025 through January 30, 2026, were $7,922. The inclusion of such fees are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At August 31, 2026, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$43,589,267

Gross unrealized appreciation	$-
Gross unrealized depreciation	-
Net unrealized appreciation	$-

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of August 31, 2026, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$261,944
Undistributed long-term capital gains	-
Accumulated earnings	261,944

11

Optima Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

August 31, 2026

Accumulated capital and other losses	(1,306,814)
Unrealized appreciation on investments	-
Unrealized deferred compensation	-
Total accumulated earnings (deficit)	$(1,044,870)

The tax character of distributions paid during the fiscal years ended August 31, 2026 and August 31, 2025 were as follows:

Distribution paid from:	2026	2025
Ordinary income	$1,526,658	$1,458,926
Net long-term capital gains	-	-
Total taxable distributions	$1,526,658	$1,458,926

At August 31, 2026, the Fund had accumulated capital loss carry forwards as follows:

	ST	LT	Total
Not Subject to Expiration	$1,306,814	$-	$1,306,814

Note 5 – Investment Transactions

For the year ended August 31, 2026 purchases and sales of investments, excluding short-term investments, U.S. Government securities and derivative transactions, were $15,701,544 and $36,198,408, respectively.

For the year ended August 31, 2026 purchases and sales of U.S. Government securities, were $0 and $10,045,312, respectively.

Note 6 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 7 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•                      Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•                      Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an

12

Optima Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

August 31, 2026

inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•                      Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of August 31, 2026, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Assets
Investments
U.S. Treasury Bills	$-	$26,877,919	$-	$26,877,919
Short-Term Investments	16,711,348	-	-	16,711,348
Total Investments	$16,711,348	$26,877,919	$-	$43,589,267

* The Fund did not hold any Level 3 securities at period end.

Note 8 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of August 31, 2026, by risk category are as follows:

Derivatives not designated as hedging instruments

Assets
	Credit Contracts	Total
Unrealized appreciation on open swap contracts	$-	$-
	$-	$-

13

Optima Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

August 31, 2026

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2026 are as follows:

Derivatives not designated as hedging instruments

	Credit Contracts	Total
Realized Gain (Loss) on Derivatives
Swap Contracts	$918,055	$918,055
	$918,055	$918,055

Derivatives not designated as hedging instruments

	Credit Contracts	Total
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Swap Contracts	$(770,476)	$(770,476)
	$(770,476)	$(770,476)

The notional amount and the number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of August 31, 2026 are as follows:

Derivatives not designated as hedging instruments

Swap Contracts	Credit Contracts	Notional Value	$21,522,000

Note 9 - Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to each Fund from its counterparties are not fully collateralized contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance.

The Fund did not hold swap contracts at August 31, 2026.

Note 10 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political

14

Optima Strategic Credit Fund

NOTES TO FINANCIAL STATEMENTS – Continued

August 31, 2026

actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 11 - New Accounting Pronouncements and Regulatory Updates

In the reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740) — Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. Adoption of the new standard did not materially impact financial statement disclosures and did not affect the Fund’s financial position or the results of its operations.

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Fund declared the payment of a distribution to be paid, on September 29, 2026, to shareholders of record on September 28, 2026, as follows:

	Long Term Capital Gain	Short Term Capital Gain	Income
Founders Class	None	None	$0.01578

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Optima Strategic Credit Fund and

the Board of Trustees of

Investment Managers Series Trust II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Optima Strategic Credit Fund (the “Fund”), a series of Investment Managers Series Trust II (the “Trust”), including the schedule of investments, as of August 31, 2026, the related statement of operations, the statement of changes in net assets and the financial highlights for the year ended August 31, 2026, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, and the results of its operations, the changes in its net assets and the financial highlights for the year ended August 31, 2026, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the year ended August 31, 2025 and the financial highlights for each of the three years ended August 31, 2025 and for the period December 29, 2021 (commencement of operations) through August 31, 2022 have been audited by other auditors, whose report dated October 30, 2025 expressed an unqualified opinion on such financial statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audit.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2013.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian and broker. We believe that our audit provides a reasonable basis for our opinion.

 TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 30, 2026

16

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

As previously reported in the registrant’s semi-annual report on Form N-CSRS for the period ended February 28, 2026, filed with the Securities and Exchange Commission on May 8, 2026 (Accession No. 0001398344-26-008800), the Optima Strategic Credit Fund (the “Predecessor Fund”), a series of The RBB Fund, Inc., reorganized into the Optima Strategic Credit Fund (the “Fund”), a series of Investment Managers Series Trust II. In connection with that reorganization, Cohen & Company, Ltd. (“Cohen”) was dismissed as the Predecessor Fund’s independent registered public accounting firm. Tait, Weller & Baker LLP (“Tait”) was selected as the Fund’s independent registered public accounting firm effective January 31, 2026.

As disclosed in that report, during the Predecessor Fund’s fiscal years ended August 31, 2025 and August 31, 2024, and the subsequent interim period through January 30, 2026, there were no disagreements with Cohen and no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K. There have been no further changes in, or disagreements with, the Fund’s independent registered public accounting firm since that report.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not Applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is included in Item 7, as part of the financial statements.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not Applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable.

(b) Not Applicable.

Item 19. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(a) (2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Instruction to paragraph (a)(2). Not Applicable.

(a) (3) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(a) (4) Not Applicable.

(a) (5) Not Applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Scott Schulenburg
Scott Schulenburg, President and Principal Executive Officer

Date	11/9/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Scott Schulenburg
Scott Schulenburg, President and Principal Executive Officer

Date	11/9/2026

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer and Principal Financial Officer

Date	11/9/2026